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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT - SEPTEMBER 1, 1998
                        (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           COMMISSION FILE NO. 0-18886


DELAWARE                                                            94-303-6864
(STATE OF INCORPORATION)                                       (I.R.S. EMPLOYER
                                                            IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR, SAN FRANCISCO, CALIFORNIA                 94111
(ADDRESS OF PRINCIPAL                                                (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795



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                                    FORM 8-K

                               HS RESOURCES, INC.

                                September 1, 1998



ITEM 2.  DISPOSITION OF ASSETS.


         On September 1, 1998, HS Resources, Inc., a Delaware corporation ("HSR" or the "Company"), consummated the previously announced sale of its wholly-owned subsidiary, HSRTW, Inc. to Universal Resources Corporation, a subsidiary of Questar Corp. A copy of the press release by the Company is attached hereto as
Exhibit 99.1 and incorporated herein by reference. Pro Forma Financial Information concerning the disposition will be filed as an amendment to this Report within the required time period.


ITEM 7(C).  EXHIBITS FILED.


Exhibit Number    Description
--------------    -----------

     99.1         Press Release, dated September 1, 1998.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HS RESOURCES, INC.





                                      By: /s/ James M. Piccone
                                         -------------------------------------
                                         James M. Piccone
                                         Vice President







Dated:  September 1, 1998.


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                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

     99.1         Press Release, dated September 1, 1998.